Exhibit 10.01
EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT, GUARANTY AND SECURITY AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT, GUARANTY AND SECURITY AGREEMENT (this “First Amendment”), dated as of April 10, 2013, among OSI RESTAURANT PARTNERS, LLC, a Delaware limited liability company (the “Borrower”), OSI HOLDCO, INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below) party hereto, DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent (in such capacity, the “Administrative Agent”), Deutsche Bank Trust Company Americas as the designated lender of 2013 Replacement Term Loans referred to below (in such capacity, the “Designated 2013 Replacement Term Lender”), each of the other Lenders (as defined below) party hereto with a 2013 Replacement Term Loan Commitment referred to below (together with the Designated 2013 Replacement Term Lender, the “2013 Replacement Term Lenders”) and each of the other Lenders party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this First Amendment).
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the Administrative Agent, the lenders party thereto (the “Lenders”) and the other parties thereto have entered into a Credit Agreement, dated as of October 26, 2012 (as in effect on the date hereof, the “Credit Agreement”);
WHEREAS, on the date hereof (but prior to giving effect to this First Amendment), there are outstanding Term Loans under the Credit Agreement (for purposes of this First Amendment, herein called the “Original Refinanced Term Loans”) in an aggregate principal amount of $975,000,000;
WHEREAS, in accordance with the provisions of Section 10.01 of the Credit Agreement, Holdings and the Borrower wish to amend the Credit Agreement to enable the Borrower to refinance in full the outstanding Original Refinanced Term Loans with the proceeds of 2013 Replacement Term Loans (as defined below) (the “Refinancing”) as more fully provided herein;
WHEREAS, the Borrower, Holdings, the other Loan Parties party thereto from time to time and the Administrative Agent, have entered into a Guarantee Agreement, dated as of October 26, 2012 (as in effect on the date hereof, the “Guaranty”);
WHEREAS, the Borrower, Holdings, the other Loan Parties party thereto from time to time and the Collateral Agent have entered into a Security Agreement, dated as of October 26, 2012 (as in effect on the date hereof, the “Security Agreement”);
WHEREAS, in accordance with the provisions of Section 10.01 of the Credit Agreement and immediately after giving effect to the Refinancing, the Administrative Agent, the

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other Lenders party hereto and the Loan Parties wish to amend the Guaranty and the Security Agreement, as more fully provided herein;
WHEREAS, Holdings, the Borrower, the Administrative Agent, the 2013 Replacement Term Lenders and the other Lenders party hereto wish to amend the Credit Agreement to provide for (i) the Refinancing and (ii) certain other modifications to the Credit Agreement, in each case on the terms and subject to the conditions set forth herein; and
WHEREAS, pursuant to that certain engagement letter, dated March 27, 2013 (the “Engagement Letter”), among the Borrower, DBTCA, Deutsche Bank Securities Inc. (“DBSI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Goldman Sachs Bank USA (“GSB”), J.P. Morgan Securities LLC (“JPMS”) and Morgan Stanley Senior Funding, Inc. (“MSSF”), DBSI and MLPFS shall act as joint lead arrangers and DBSI, MLPFS, GSB, JPMS and MSSF shall act as joint lead bookrunners with respect to this First Amendment and the 2013 Replacement Term Loans provided for hereunder;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1. Amendments to Credit Agreement.
(a)(i) Each of the 2013 Replacement Term Lenders hereby agrees to make to the Borrower on (and subject to the occurrence of) the First Amendment Effective Date (as defined below) 2013 Replacement Term Loans in Dollars in an aggregate principal amount equal to $975,000,000 to refinance all Original Refinanced Term Loans in accordance with the relevant requirements of the Credit Agreement (as amended hereby) and this First Amendment. It is understood and agreed that the 2013 Replacement Term Loans being made pursuant to this First Amendment shall constitute “Replacement Term Loans” as defined in, and pursuant to, Section 10.01 of the Credit Agreement and the Original Refinanced Term Loans being refinanced shall constitute “Refinanced Term Loans” as defined in, and pursuant to, Section 10.01 of the Credit Agreement. Except as expressly provided in this First Amendment (including as to the Applicable Rate and call protection) and the Credit Agreement (as modified hereby), the 2013 Replacement Term Loans shall be on terms identical to the Original Refinanced Term Loans (including as to maturity, Guarantors, Collateral (and ranking) and payment priority).
(ii)The Administrative Agent has prepared a schedule which sets forth the allocated commitments (the “2013 Replacement Term Loan Commitments”) received by it with respect to the 2013 Replacement Term Loans from the 2013 Replacement Term Lenders. The Administrative Agent has notified each 2013 Replacement Term Lender of its allocated 2013 Replacement Term Loan Commitment and each of the 2013 Replacement Term Lenders is a signatory to this First Amendment. On the First Amendment Effective Date, all then outstanding Original Refinanced Term Loans shall be refinanced in full as follows:
(a)    the outstanding aggregate principal amount of Original Refinanced Term Loans of each Term Lender which (i) is an existing Term Lender under the Credit Agreement with respect to Original Refinanced Term Loans prior to giving effect to this First Amendment (each, an “Existing Term Lender”) and (ii) does not have a 2013

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Replacement Term Loan Commitment (a Term Lender meeting the requirements of clauses (i) and (ii), each, a “Non-Converting Term Lender”) shall be repaid in full in cash with respect to its Original Refinanced Term Loans;
(b)    to the extent that any Existing Term Lender has a 2013 Replacement Term Loan Commitment that is less than the full outstanding aggregate principal amount of Original Refinanced Term Loans of such Existing Term Lender, such Existing Term Lender shall be repaid in cash in an amount equal to the difference between the outstanding aggregate principal amount of Original Refinanced Term Loans of such Existing Term Lender and such Existing Term Lender’s 2013 Replacement Term Loan Commitment (the “Non-Converting Portion”);
(c)    the outstanding aggregate principal amount of Original Refinanced Term Loans of each Existing Term Lender which has a 2013 Replacement Term Loan Commitment (each, a “2013 Converting Term Lender”) shall automatically be converted into new Term Loans (each, a “Converted 2013 Replacement Term Loan”) in a principal amount equal to such 2013 Converting Term Lender’s outstanding Original Refinanced Term Loans less an amount equal to such 2013 Converting Term Lender’s Non-Converting Portion of such 2013 Converting Term Lender’s Original Refinanced Term Loans, if any (the “Term Loan Conversion”); and
(d)     (1) each Person that is not an Existing Term Lender with a 2013 Replacement Term Loan Commitment (each, a “New 2013 Replacement Term Lender”) and (2) each 2013 Converting Term Lender with a 2013 Replacement Term Loan Commitment in an amount in excess of the aggregate principal amount of Original Refinanced Term Loans of such 2013 Converting Term Lender (any such difference as to such 2013 Converting Term Lender, a “New 2013 Replacement Term Loan Commitment”), agrees to make to the Borrower a new Term Loan (each, a “New 2013 Replacement Term Loan” and, collectively, the “New 2013 Replacement Term Loans” and, together with the Converted 2013 Replacement Term Loans, the “2013 Replacement Term Loans”) in a principal amount equal to such New 2013 Replacement Term Lender’s 2013 Replacement Term Loan Commitment or such 2013 Converting Term Lender’s New 2013 Replacement Term Loan Commitment, as the case may be, on the First Amendment Effective Date.
(iii)Each 2013 Replacement Term Lender hereby agrees to “fund” its 2013 Replacement Term Loans in an aggregate principal amount equal to such 2013 Replacement Term Lender’s 2013 Replacement Term Loan Commitment as follows:
(a)    each 2013 Converting Term Lender shall fund its Converted 2013 Replacement Term Loans to the Borrower by converting its then outstanding principal amount of Original Refinanced Term Loans (other than such 2013 Converting Term Lender’s Non-Converting Portion, if any) into a Converted 2013 Replacement Term Loan in an equal principal amount as provided in clause (ii)(C) above (or, if such 2013 Converting Term Lender elects to have its Original Refinanced Term Loans repaid in cash in full, shall fund an amount in cash corresponding to the amount of its Converted 2013 Replacement Term Loans to the Designated 2013 Replacement Term Lender);

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(b)    (1) each 2013 Converting Term Lender with a New 2013 Replacement Term Loan Commitment shall fund in cash an amount equal to its New 2013 Replacement Term Loan Commitment to the Designated 2013 Replacement Term Lender and (2) each New 2013 Replacement Term Lender shall fund in cash an amount equal to its 2013 Replacement Term Loan Commitment to the Designated 2013 Replacement Term Lender; and
(c)    the Designated 2013 Replacement Term Lender shall fund in cash to the Borrower, on behalf of each 2013 Converting Term Lender with a New 2013 Replacement Term Loan Commitment and each New 2013 Replacement Term Lender with a 2013 Replacement Term Loan Commitment (and, if applicable on behalf of each 2013 Converting Term Lender that elects to have its Original Refinanced Term Loans repaid in full in cash) an amount equal to (1) in the case of a 2013 Converting Term Lender, such 2013 Converting Term Lender’s New 2013 Replacement Term Loan Commitment, (2) in the case of a New 2013 Replacement Term Lender, such New 2013 Replacement Term Lender’s 2013 Replacement Term Loan Commitment and (3) in the case of a 2013 Converting Term Lender that elects to have its Original Refinanced Term Loans repaid in full in cash, the outstanding principal amount of such 2013 Converting Term Lender’s Original Refinanced Term Loans less an amount equal to such 2013 Converting Term Lender’s Non-Converting Portion, if any.
(iv)The Converted 2013 Replacement Term Loans subject to the Term Loan Conversion shall be allocated ratably to the outstanding Borrowings of Original Refinanced Term Loans (based upon the relative principal amounts of Borrowings of Original Refinanced Term Loans subject to different Interest Periods immediately prior to giving effect thereto). Each resulting “borrowing” of Converted 2013 Replacement Term Loans shall constitute a new “Borrowing” under the Credit Agreement and be subject to the same Interest Period applicable to the Borrowing of Original Refinanced Term Loans to which it relates, which Interest Period shall continue in effect until such Interest Period expires and a new Type of Borrowing is selected in accordance with the provisions of Section 2.02 of the Credit Agreement. New 2013 Replacement Term Loans shall be initially incurred pursuant to a single “borrowing” of Eurocurrency Rate Loans which shall be allocated to the outstanding “deemed” Borrowing of Converted 2013 Replacement Term Loans on the First Amendment Effective Date. Each such “borrowing” of New 2013 Replacement Term Loans shall (i) be added to (and made a part of) the related deemed Borrowing of Converted 2013 Replacement Term Loans and (ii) be subject to (x) an Interest Period which commences on the First Amendment Effective Date and ends on the last day of the Interest Period applicable to the related deemed Borrowing of Converted 2013 Replacement Term Loans to which it is added and (y) the same Eurocurrency Rate applicable to such deemed Borrowing of Converted 2013 Replacement Term Loans to which it is added.
(v)On the First Amendment Effective Date, the Borrower shall pay in cash (x) all interest accrued and unpaid on the Original Refinanced Term Loans through the First Amendment Effective Date at the rate in effect prior to giving effect to this First Amendment and (y) to each Non-Converting Term Lender and each 2013 Converting Term Lender with a Non-Converting Portion, any loss, expense or liability due under Section 3.05 of the Credit Agreement (it being understood that existing Interest Periods of the Original Refinanced Term Loans held by 2013 Replacement Term Lenders prior to the First Amendment Effective Date

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shall continue on and after the First Amendment Effective Date pursuant to preceding clause (iv) and shall accrue interest in accordance with Section 2.09 of the Credit Agreement on and after the First Amendment Effective Date). Notwithstanding anything to the contrary in clause (y) of the immediately preceding sentence, each 2013 Converting Term Lender hereby waives any entitlement or claim to any loss, expense or liability due under Section 3.05 of the Credit Agreement with respect to the repayment or conversion of the Original Refinanced Term Loans it holds as an Existing Term Lender.
(vi)Promptly following the First Amendment Effective Date, all Notes, if any, evidencing the Original Refinanced Term Loans shall be cancelled and returned to the Borrower, and any 2013 Replacement Term Lender may request that its 2013 Replacement Term Loan be evidenced by a Note pursuant to Section 2.12(a) of the Credit Agreement.
(vii)All proceeds of the 2013 Replacement Term Loans will be used solely to repay the outstanding principal amount of Original Refinanced Term Loans of Existing Term Lenders on the First Amendment Effective Date.
(b)Immediately after giving effect to the consummation of the Refinancing on (and subject to the occurrence of) the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(i)Clause (a) of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:
“(a)      with respect to Term Loans, (i) for Eurocurrency Rate Loans, 2.50% and (ii) for Base Rate Loans, 1.50%”.
(ii)The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “2.25%” appearing in the proviso of the first sentence thereof and inserting “2.00%” in lieu thereof.
(iii)The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:
“Commitment” means a Term Commitment, an Incremental Term Commitment, an Extended Term Loan Commitment of a given Extension Series, an Other Term Loan Commitment, a 2013 Replacement Term Loan Commitment, a Revolving Credit Commitment, an Incremental Revolving Credit Commitment, an Extended Revolving Credit Commitment of a given Extension Series or Other Revolving Credit Commitment, as the context may require.
(iv)The definition of “Cumulative Growth Amount” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following parenthetical immediately after the word “repurchases” appearing in clause (G)(iii) thereof:
“(and, in the case of any loans made to the Borrower by Holdings, the aggregate amount of all payments of principal, interest, premium and fees in respect of such loans)”.

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(v)The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “1.25%” appearing in the second proviso thereof and inserting “1.00%” in lieu thereof.
(vi)The definition of “Specified Proceeds” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
“Specified Proceeds” means (i) contributions made to the common equity of the Borrower in cash by Holdings or (ii) the original principal amount of any unsecured and subordinated loans made in cash to the Borrower by Holdings in accordance with Section 7.03(aa) (in each case, other than contributions or loans made with the cash proceeds from financing activities of Holdings or from other equity contributions to Holdings or from dividends or other distributions or payments received by Holdings from Other Parent Subsidiaries that are unrelated to the businesses conducted by the Other Parent Subsidiaries on the Closing Date).
(vii)The definition of “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
“Term Loans” means the term loans made by the Lenders on the Closing Date to the Borrower pursuant to Section 2.01(a), the 2013 Replacement Term Loans made by the 2013 Replacement Term Lenders on the First Amendment Effective Date, any Extended Term Loan, any Incremental Term Loan or any Other Term Loan, as the context may require.
(viii)The definition of “Obligations” in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (y) appearing in such definition in its entirety and inserting the following new clause (y) in lieu thereof:
“(y) obligations (other than any Excluded Swap Obligations) of any Loan Party and its Subsidiaries arising under any Secured Hedge Agreement and”.

(ix)Section 1.01 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order as follows:
“2013 Replacement Term Lender” has the meaning provided in the First Amendment.
“2013 Replacement Term Loans” has the meaning provided in the First Amendment.
“2013 Replacement Term Loan Commitment” has the meaning provided in the First Amendment.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

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“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
“First Amendment” shall mean the First Amendment to the Credit Agreement, Guaranty and Security Agreement, dated as of April 10, 2013, by and among Holdings, the Borrower, the Administrative Agent, the 2013 Replacement Term Lenders and the other Lenders party thereto.
“First Amendment Effective Date” has the meaning provided in the First Amendment.
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
(x)Section 2.01(a) of the Credit Agreement is hereby amended by inserting the following new sentence immediately after the first sentence thereof:
“On the First Amendment Effective Date, each 2013 Replacement Lender agrees to make to the Borrower the 2013 Replacement Term Loans denominated in Dollars in an aggregate principal amount equal to such 2013 Replacement Term Lender’s 2013 Replacement Term Loan Commitment in accordance with the terms and conditions of the First Amendment.”
(xi)Section 2.06(a)(i) of the Credit Agreement is hereby amended by deleting the last sentence of clause (a)(i) thereof and inserting the following text in lieu thereof:
“Any prepayment of Term Loans made after the First Amendment Effective Date and on or prior to the date that is six months after the First Amendment Effective Date in connection with a Repricing Transaction shall be accompanied by the payment by the Borrower of the fee set forth in Section 2.10(b).”
(xii)Section 2.07(b) of the Credit Agreement is hereby amended by inserting the following sentence immediately after the first sentence of such Section:
“The 2013 Replacement Term Loan Commitment of each 2013 Replacement Term Lender shall be automatically and permanently reduced to $0 upon the making of such

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2013 Replacement Term Lender’s 2013 Replacement Term Loans pursuant to the First Amendment on the First Amendment Effective Date.”
(xiii)Section 2.10(b) of the Credit Agreement is hereby amended by deleting the text “on or prior to the first anniversary of the Closing Date” appearing therein and inserting the text “after the First Amendment Effective Date and on or prior to the six-month anniversary of the First Amendment Effective Date” in lieu thereof.
(xiv)Section 6.17 of the Credit Agreement is hereby amended by inserting the following sentence immediately after the first sentence appearing therein:
“All proceeds of the 2013 Replacement Term Loans incurred on the First Amendment Effective Date shall be used to repay all Term Loans outstanding (and as defined herein) prior to the First Amendment Effective Date.”
(xv)Section 7.03 of the Credit Agreement is hereby amended by (A) deleting the word “and” appearing at the end of clause (y) thereof, (B) inserting the word “and” at the end of clause (z) thereof and (C) inserting the following new clause (aa) immediately after clause (z) thereof:
“(aa) unsecured subordinated Indebtedness of the Borrower owing to Holdings made with Specified Proceeds; provided that such Indebtedness (x) will not have any maturity, amortization, mandatory redemption, sinking fund or similar mandatory payment prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time of any such incurrence and (y) shall be subject to the subordination terms set forth in the Intercompany Note;”
(xvi)Section 7.13 of the Credit Agreement is hereby amended by (i) inserting the following parenthetical immediately after the words “scheduled maturity thereof” appearing in the second line thereof:
“(and, in the case of any Junior Financing consisting of Indebtedness owing by the Borrower to Holdings, make any other payment thereon in respect of principal, interest, premium or fees)”;
and (ii) inserting the following parenthetical immediately after the word “maturity” appearing in clauses (a)(iv) and (a)(v) thereof:
“(or, in the case of any Junior Financing consisting of Indebtedness owing by the Borrower to Holdings, any payments of principal, interest, premium and fees in respect of such Indebtedness)”.
(xvii)Section 7.14 of the Credit Agreement is hereby amended by inserting the text “, making loans to the Borrower” immediately after the words “making contributions to the capital of the Borrower” in clause (v) thereof.
(c)The Borrower and the Administrative Agent hereby consent, for purposes of Section 10.07(b)(i)(A) and Section 10.07(b)(i)(B), respectively, of the Credit Agreement, to the

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assignment of any 2013 Replacement Term Loans to any 2013 Replacement Term Lender that was not an Existing Term Lender (or an Affiliate or an Approved Fund of an Existing Term Lender) on the First Amendment Effective Date (immediately prior to giving effect thereto), in each case, to the extent disclosed to such Person prior to the date hereof.
SECTION 2. Amendments to Guaranty.

(a)Immediately after giving effect to the consummation of the Refinancing on the First Amendment Effective Date, the Guaranty is hereby amended as follows:
(i)Section 1.02 of the Guaranty is hereby amended by adding the following definitions in appropriate alphabetical order as follows:
“Discharge of Guaranteed Obligations” means the termination of this Agreement and the Guarantees made herein pursuant to Section 4.13(a) hereof.
“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under (and as defined in) the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
(ii)the following new Section 4.17 shall be inserted after Section 4.16 of the Guaranty:
“Section 4.17. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 4.17 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 4.17, or otherwise under this Agreement, as it relates to such other Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until a Discharge of Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 4.17 constitute, and this Section 4.17 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”
SECTION 3.    Amendment to Security Agreement. Immediately after giving effect to the consummation of the Refinancing on the First Amendment Effective Date, the Security Agreement is hereby amended as follows:

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(a)    The definition of “Secured Obligations” in Section 1.02 of the Security Agreement is hereby amended by amending and restating such definition in its entirety as follows:
“Secured Obligations” means the “Obligations” as defined in the Credit Agreement; it being acknowledged and agreed that the term “Secured Obligations” as used herein shall include each extension of credit under the Credit Agreement and all obligations (other than any Excluded Swap Obligations) of Holdings, the Borrower and/or their Restricted Subsidiaries under the Secured Hedge Agreements and all Cash Management Obligations, in each case, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.
SECTION 4. Acknowledgement and Confirmation. Each of the Loan Parties party hereto hereby agrees that, except as otherwise agreed in this First Amendment with regard to Excluded Swap Obligations, with respect to each Loan Document to which it is a party, after giving effect to the First Amendment:
(a)all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall remain in full force and effect on a continuous basis (including with respect to 2013 Replacement Term Loans); and
(b)all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.19 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the Obligations (including the 2013 Replacement Term Loans), to the extent provided in such Loan Documents.
SECTION 5. Conditions of Effectiveness of this First Amendment. This First Amendment shall become effective on the date when the following conditions shall have been satisfied (such date, the “First Amendment Effective Date”):

(a)    Holdings, the Borrower, the Administrative Agent, each 2013 Replacement Term Lender, the Subsidiary Guarantors existing as of the First Amendment Effective Date and the Required Lenders (determined immediately after giving effect to the Refinancing) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Liza Carens (OSIAmendment@whitecase.com; facsimile number 212-354-8113), counsel to the Administrative Agent;
(b)    the Borrower shall have paid, by wire transfer of immediately available funds, (i) to DBSI all fees as have been separately agreed in the Engagement Letter or otherwise, (ii) to the Administrative Agent, for the ratable account of each Existing Term Lender, all accrued but unpaid interest on the Original Refinanced Term Loans

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through the First Amendment Effective Date at the rate in effect prior to giving effect to the First Amendment, (iii) to the Administrative Agent, for the ratable account of each Existing Term Lender, a fee in an amount equal to 1.00% of the Original Refinanced Term Loans of each such Existing Term Lender outstanding on the First Amendment Effective Date (immediately prior to giving effect thereto) (it being understood that payment of the fee specified in clause (iii) above shall satisfy, in full, any obligation of the Borrower to pay the fee referred to in Section 2.10(b) of the Credit Agreement in connection with the Repricing Transaction to be effected pursuant to this First Amendment) and (iv) any other reasonable and documented out-of-pocket costs and expenses of the Administrative Agent required to be paid or reimbursed pursuant to Section 10.04 of the Credit Agreement, including Attorney Costs; and
(c)    on the First Amendment Effective Date and after giving effect to this First Amendment, (I) no Default or Event of Default shall have occurred and be continuing and (II) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the First Amendment Effective Date (it being understood and agreed that (x) to the extent such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and (y) any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the First Amendment Effective date or such earlier date referred to in clause (x), as applicable);
(d)    the Administrative Agent shall have received from the Borrower a certificate executed by a Responsible Officer of the Borrower certifying compliance with the requirements of preceding clause (c);
(e)    there shall have been delivered to the Administrative Agent (A) copies of resolutions of the board of directors (or similar governing body) of each Loan Party approving and authorizing the execution, delivery and performance of this First Amendment, certified as of the First Amendment Effective Date by a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment and (B) good standing certificates for each Loan Party from the jurisdiction in which they are organized;
(f)    the Administrative Agent shall have received (i) an opinion from Ropes & Gray LLP, counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent, the 2013 Replacement Term Lenders and the Lenders and (ii) an opinion from Greenberg Traurig LLP, Florida counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent, the 2013 Replacement Term Lenders and the Lenders.
SECTION 6. Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

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SECTION 7. Remedies. This First Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 8. Representations and Warranties. To induce the Administrative Agent, the 2013 Replacement Term Lenders and the other Lenders to enter into this First Amendment, each Loan Party represents and warrants to the Administrative Agent, the 2013 Replacement Term Lenders and the other Lenders on and as of the First Amendment Effective Date that, in each case:
(a)    this First Amendment has been duly authorized, executed and delivered by such Loan Party and each of this First Amendment, the Credit Agreement, the Guaranty and the Security Agreement (each as amended by this First Amendment) constitute such Loan Party’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to Debtor Relief Laws, general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing; and
(b)    no Default or Event of Default exists and is continuing.
SECTION 9. Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)    On and after the First Amendment Effective Date, (i) each reference in the Credit Agreement, the Guaranty or the Security Agreement, as applicable, to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, Guaranty or Security Agreement, as applicable, shall mean and be a reference to the Credit Agreement, Guaranty or Security Agreement, as applicable, and in each case as amended by this First Amendment; (ii) the 2013 Replacement Term Loans shall constitute “Term Loans” for all purposes under the Credit Agreement (other than for purposes of Section 2.01(a) of the Credit Agreement (as amended hereby), Section 4.01 of the Credit Agreement and the definition of “Term Commitments”, (iii) each 2013 Replacement Term Lender shall constitute a “Lender” and a “Term Lender”, in each case, as defined in the Credit Agreement and (iv) each 2013 Replacement Term Loan Commitment shall constitute a “Commitment” as defined in the Credit Agreement.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this First Amendment.
(c)    The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

NEWYORK 8754158 (2K)

SECTION 10. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 11. Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment.
[The remainder of this page is intentionally left blank.]

NEWYORK 8754158 (2K)

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

OSI RESTAURANT PARTNERS, LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Legal Officer, Executive Vice
President and Secretary

OSI HOLDCO, INC.

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Legal Officer, Executive Vice
President and Secretary

[Signature Page - First Amendment to the Credit Agreement]

FREDERICK OUTBACK, INC.
OUTBACK OF ASPEN HILL, INC.
OUTBACK OF GERMANTOWN, INC.

By:	/s/ Stephen S. Newton
Name: Stephen S. Newton
Title: President, Secretary and Treasurer

[Signature Page - First Amendment to the Credit Agreement]

OBTEX HOLDINGS, LLC
OUTBACK BEVERAGES OF TEXAS, LLC

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: President

[Signature Page - First Amendment to the Credit Agreement]

CARRABBA'S ITALIAN GRILL OF HOWARD
COUNTY, INC.

By:	/s/ Gerard Delahanty
Name: Gerard Delahanty
Title: President and Assistant Secretary

[Signature Page - First Amendment to the Credit Agreement]

CARRABBA'S OF GERMANTOWN, INC.
CARRABBA'S OF WALDORF, INC.

By:	/s/ Kenneth R. Russo
Name: Kenneth R. Russo
Title: President, Secretary and Treasurer

[Signature Page - First Amendment to the Credit Agreement]

CIGI BEVERAGES OF TEXAS, LLC
CIGI HOLDINGS, LLC

By:	/s/ Steven T. Shlemon
Name: Steven T. Shlemon
Title: President

[Signature Page - First Amendment to the Credit Agreement]

BLOOMIN' BRANDS GIFT CARD SERVICES, LLC
CARRABBA'S DESIGNATED PARTNER, LLC
CARRABBA'S ITALIAN GRILL, LLC
CARRABBA'S KANSAS DESIGNATED PARTNER,
LLC
OS ASSET, INC.
OS MANAGEMENT, INC.
OS MORTGAGE HOLDINGS, INC.
OS REALTY, LLC
OS RESTAURANT SERVICES, LLC
OSI INTERNATIONAL, LLC
OUTBACK CATERING DESIGNATED PARTNER, LLC
OUTBACK CATERING, INC.
OUTBACK DESIGNATED PARTNER, LLC
OUTBACK INTERNATIONAL DESIGNATED
PARTNER, LLC
OUTBACK KANSAS DESIGNATED PARTNER, LLC
OUTBACK STEAKHOUSE INTERNATIONAL, LLC
OUTBACK STEAKHOUSE OF FLORIDA, LLC
PRIVATE RESTAUTRANT MASTER LESSEE, LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Officer - Legal and Corporate Affairs,
Executive Vice President and Secretary

BOOMERANG AIR, INC.
OSI CO-ISSUER, INC.
OUTBACK STEAKHOUSE INTERNATIONAL SERVICES, LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Legal Officer, Executive Vice President
and Secretary

[Signature Page - First Amendment to the Credit Agreement]

CARRABBA'S KANSAS LLC
OS NIAGARA FALLS, LLC
OUTBACK & CARRABBA'S OF NEW MEXICO, INC.
OUTBACK ALABAMA, INC.
OUTBACK KANSAS LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Vice President and Secretary

CARRABBA'S OF BOWIE, LLC

By: CARRABBA'S ITALIAN GRILL, LLC as managing
member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Officer - Legal and Corporate Affairs,
Executive Vice President and Secretary

[Signature Page - First Amendment to the Credit Agreement]

CARRABBA'S/BIRMINGHAM 280, LIMITED
PARTNERSHIP
CARRABBA'S/COOL SPRINGS, LIMITED
PARTNERSHIP
CARRABBA'S/DC-I, LIMITED PARTNERSHIP
CARRABBA'S/DEERFIELD TOWNSHIP, LIMITED
PARTNERSHIP
CARRABBA'S/GREEN HILLS, LIMITED
PARTNERSHIP
CARRABBA'S/LEXINGTON, LIMITED
PARTNERSHIP
CARRABBA'S/LOUISVILLE, LIMITED PARTNERSHIP
CARRABBA'S/METRO, LIMITED PARTNERSHIP
CARRABBA'S/MICHIGAN, LIMITED PARTNERSHIP
CARRABBA'S/MID ATLANTIC-I, LIMITED
PARTNERSHIP
CARRABBA'S/MONTGOMERY, LIMITED
PARTNERSHIP
CARRABBA'S/ROCKY TOP, LIMITED PARTNERSHIP

By: CARRABBA'S ITALIAN GRILL, LLC as general
partner

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Officer - Legal and Corporate Affairs,
Executive Vice President and Secretary

By: CARRABBA'S DESIGNATED PARTNER, LLC as
general partner

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Officer - Legal and Corporate Affairs,
Executive Vice President and Secretary

[Signature Page - First Amendment to the Credit Agreement]

CIGI NEBRASKA, INC.
CIGI OKLAHOMA, INC.
OSF NEBRASKA, INC.
OSF OKLAHOMA, INC.

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: President and Secretary

OSF/CIGI OF EVESHAM PARTNERSHIP
OUTBACK STEAKHOUSE-NYC, LTD.
OUTBACK/CARRABBA'S PARTNERSHIP
OUTBACK/DC, LIMITED PARTNERSHIP
OUTBACK/MID ATLANTIC-I, LIMITED
PARTNERSHIP
OUTBACK/STONE-II, LIMITED PARTNERSHIP

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC as
general partner

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Officer - Legal and Corporate Affairs,
Executive Vice President and Secretary

By: CARRABBA'S ITALIANG GRILL, LLC as general
partner

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Officer - Legal and Corporate Affairs,
Executive Vice President and Secretary

[Signature Page - First Amendment to the Credit Agreement]

OUTBACK STEAKHOUSE INTERNATIONAL, L.P.

By: OSI INTERNATIONAL, LLC as general partner

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Legal Officer, Executive Vice President
and Secretary

OUTBACK STEAKHOUSE WEST VIRGINIA, INC.

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Vice President, Secretary and Treasurer

[Signature Page - First Amendment to the Credit Agreement]

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Administrative Agent and as the
Designated 2013 Replacement Term Lender

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

By:	/s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

[Signature Page to First Amendment to OSI Credit Agreement]